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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended, of shares of Preferred Stock of one or more business trusts to be formed by Williams such Preferred Stock having a maximum aggregate initial public offering price not to exceed $200,000,000, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.
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     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 26th day of January, 1997.

             /s/ KEITH E. BAILEY                             /s/ JACK D. MCCARTHY
---------------------------------------------    ---------------------------------------------
               Keith E. Bailey                                 Jack D. McCarthy
           Chairman of the Board,                            Senior Vice President
                President and                            (Principal Financial Officer)
           Chief Executive Officer
        (Principal Executive Officer)
             /s/ GARY R. BELITZ
---------------------------------------------
               Gary R. Belitz
                 Controller
       (Principal Accounting Officer)
              /s/ GLENN A. COX                             /s/ THOMAS H. CRUIKSHANK
---------------------------------------------    ---------------------------------------------
                Glenn A. Cox                                 Thomas H. Cruikshank
                  Director                                         Director
           /s/ PATRICIA L. HIGGINS                          /s/ ROBERT J. LAFORTUNE
---------------------------------------------    ---------------------------------------------
             Patricia L. Higgins                              Robert J. LaFortune
                  Director                                         Director
             /s/ JAMES C. LEWIS                             /s/ JACK A. MACALLISTER
---------------------------------------------    ---------------------------------------------
               James C. Lewis                                 Jack A. MacAllister
                  Director                                         Director
            /s/ JAMES A. MCCLURE                              /s/ PETER C. MEINIG
---------------------------------------------    ---------------------------------------------
              James A. McClure                                  Peter C. Meinig
                  Director                                         Director
               /s/ KAY A. ORR                                /s/ GORDON R. PARKER
---------------------------------------------    ---------------------------------------------
                 Kay A. Orr                                    Gordon R. Parker
                  Director                                         Director
           /s/ JOSEPH H. WILLIAMS
---------------------------------------------
             Joseph H. Williams
                  Director

                                              THE WILLIAMS COMPANIES, INC.

                                              By  /s/ WILLIAM G. VON GLAHN
                                              ----------------------------------
                                                     William G. von Glahn
                                                    Senior Vice President

ATTEST:

             /s/ DAVID M. HIGBEE
---------------------------------------------
               David M. Higbee
                  Secretary